Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Certification of Chief Financial Officer

In connection with the Amended Annual Report of Pure Bioscience (the "Company") on Form 10-KSB/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Brownell, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 29, 2004                /s/ Gary Brownell
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                                 Gary Brownell
                                 Chief Executive Officer